UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2026

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 22, 2026, TScan Therapeutics, Inc. (the “Company”) issued a press release announcing positive initial data from Cohort C of the ongoing ALLOHA™ Phase 1 study evaluating TSC-101, generated with the commercial-ready manufacturing process, in patients with heme malignancies undergoing allogeneic hematopoietic cell transplantation. The Company also released an updated company presentation, which includes additional details of its heme malignancies clinical programs, including Cohort C data from the ALLOHA™ Phase 1 trial. Copies of the press release and the updated company presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The updated company presentation will also be available in the investor relations section of the Company’s website at https://ir.tscan.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibits 99.1 and 99.2.

Item 8.01	Other Events.

On June 22, 2026, the Company provided an update on its heme malignancies clinical program, including initial data from Cohort C of the ongoing ALLOHA™ Phase 1 study evaluating TSC-101, generated with the commercial-ready manufacturing process, in patients with heme malignancies undergoing allogeneic hematopoietic cell transplantation. Key data highlights are set forth below.

•	19 patients were enrolled in Cohort C:

•	~90% manufacturing success rate (17/19) with commercial-ready process

•	14/19 patients went to transplant and received their first infusion of TSC-101

•	10/14 patients have received their planned second infusion, and 1/14 patients received a third infusion

•	3/19 patients did not proceed to transplant due to clinical reasons

•	Chimerism data as observed by high sensitivity NGS assay (Alloheme) with assay cut-off of 0.2%:

•	11 of 14 patients achieved complete donor chimerism within ~3 weeks of receiving their first infusion of TSC-101 and 2 of the remaining 3 patients are approaching complete donor chimerism

•	One patient with TP53 mutated AML remained in complete donor chimerism 6 months post-HCT

•	TSC-101 infusions were generally well-tolerated, safety was consistent with Cohort A, and observed adverse events were consistent with post-HCT adverse events.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated June 22, 2026

99.2	Company Presentation, dated June 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: June 22, 2026	By:	/s/ Gavin MacBeath
Gavin MacBeath
Chief Executive Officer